                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


               DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 1, 2001

To the Shareholders of:

                 Delaware Group Dividend and Income Fund, Inc.
              Delaware Group Global Dividend and Income Fund, Inc.
                  Voyageur Arizona Municipal Income Fund, Inc.
             Voyageur Colorado Insured Municipal Income Fund, Inc.
                 Voyageur Florida Insured Municipal Income Fund
                 Voyageur Minnesota Municipal Income Fund, Inc.
               Voyageur Minnesota Municipal Income Fund II, Inc. Voyageur Minnesota Municipal Income Fund III, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at the Crown Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania on Thursday, November 1, 2001 at 11:00 a.m. The purpose of the meeting is to consider and act upon the following proposals and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

The purposes of the Joint Annual Meeting are as follows:

     1.   To elect a Board of Directors (or Trustees) for each Fund.

     2. For each Fund except Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc. and Voyageur Florida Insured Municipal Income Fund: To vote on a proposal to amend the Articles of Incorporation to change the name of the Fund.

Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.


/s/   Charles E. Haldeman, Jr.
--------------------------------
Charles E. Haldeman, Jr.
Chairman

September 28, 2001

This page intentionally left blank

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)


1818 Market Street
Philadelphia, PA 19103
1-800-362-7500

                                PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 1, 2001

Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, November 1, 2001 at 11:00 a.m. at the Crown Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

Purpose of the Meeting. The purpose of the Meeting is to consider the proposals listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and, if applicable, "FOR" the proposal to amend the Articles of Incorporation to change the name of the Fund. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that he or she owned on September 13, 2001, the record date for the Meeting. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about September 28, 2001.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

Required Votes. All shareholders of a Fund vote together on the proposals, regardless of whether the Fund has both common and preferred shareholders, with one exception. That is that the holders of preferred shares of each of the six Funds that were previously part of the Voyageur family of funds ("Voyageur Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares.

The amount of votes of each Fund that are needed to approve each proposal varies. The voting requirements are described within each proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on proposals requiring a majority of votes present. (These different voting standards are explained in the various proposals.) Because the two proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

In the event that a quorum is not present or if sufficient votes are not received consistent with management's recommendation on the adoption of any proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies may vote (or withhold their vote) in their discretion on any proposed adjournment.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Charles E. Haldeman, Jr., David K. Downes, Walter P. Babich, John H. Durham, John A. Fry, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

The Voyageur Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Voyageur Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas F. Madison and Janet L. Yeomans.

Directors. Presented below is information about the age, position with the Funds, principal occupation and past business experience of each current Director. Exhibit C lists the year in which each individual became a Director of each Fund.

*Charles A. Haldeman, Jr. (age 52) Chairman, Trustee/Director of each Fund and 16 other investment companies in the Delaware Investments family. Mr. Haldeman is the President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc. and Delaware Management Holdings, Inc.; Chief Executive Officer and Director of DMH Corp., Delaware

Management Company, Inc., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Business Trust and Delaware International Holdings Ltd.; Chief Executive Officer of Delaware General Management, Inc. and Delaware Management Company and Vantage Investment Advisers (each a series of Delaware Management Business Trust); President and Chief Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust); Chairman and Director of Delaware International Advisers Ltd.; Director of Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc. Prior to joining Delaware Investments in 2000, Mr. Haldeman was President, Chief Operating Officer and Director at United Asset Management from March 1998 to January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and Bieler, Inc. from June 1974 to March 1998.

*David K. Downes (age 61) President/Chief Executive Officer/Chief Financial Officer/Director/Trustee of each Fund and 25 other investment companies within Delaware Investments, and of Delaware International Holdings Ltd.; Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware Management Holdings, Inc., Delaware Investment Advisers, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Director of DMH Corp., Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Distributors, Inc. and Founders Holdings, Inc.; President/Director of Delaware Management Company, Inc.; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Trustee of Delaware Management Business Trust; President of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust); Chairman/President/Chief Executive Officer/Director of Delaware Service Company, Inc.; President/Chief Executive Officer/Director of Delaware Capital Management, Inc.; Chairman/Director of Retirement Financial Services, Inc. and Delaware Management Trust Company; Director of Delaware International Advisers Ltd.; President/Chief Executive Officer/Chief Financial Officer/Director of Delaware General Management, Inc.; Vice President/Chief Operating Officer/Director of Lincoln National Investment Companies, Inc.; and President and Director of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc. (since February 2001). During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

Walter P. Babich (age 73) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (age 64) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Private Investor; Partner of Complete Care Services, 1995-1999; Director Emeritus of all 33 investment companies within Delaware Investments, 1995-1998; reappointed to the Boards of 19 investment companies for which he currently serves as Director in 1998 and appointed to the Boards of 14 investment companies for which he currently serves as Director in 2000; Consultant to Delaware Investments, 1991-1997; Chairman of the Board of each investment company within Delaware Investments, 1986-1991; President of each investment company within Delaware Investments, 1977-1990; Chief Executive Officer of each

* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

investment company within Delaware Investments, 1984-1990. Prior to 1992, Mr. Durham served as a director and in various executive capacities at different times within Delaware Management Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.

John A. Fry (age 41) Trustee/Director of each Fund and 16 other investment companies in the Delaware Investments family; Executive Vice President of the University of Pennsylvania. From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education Consulting of Coopers & Lybrand and from 1984 to 1991, Mr. Fry held Consultant and Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to 1991.

Anthony D. Knerr (age 62) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (age 60) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Retired Treasurer, National Gallery of Art; Director of Recoton Corp., 1999 to present; Treasurer, National Gallery of Art, 1994-1999; Director of four investment companies sponsored by Acquila Management Corporation, 1985-1998; Deputy Treasurer of the National Gallery of Art, 1990-1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

Thomas F. Madison (age 65) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Chief Executive Officer of MLM Partners Inc. (consulting), 1993 to present; Director of Lightening Rod Software, February 2000 to present; Director of Valmont Industries (irrigation systems and steel pole manufacturing), 1987 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1996 to present; Director of Aon Risk Services (risk management consulting and insurance brokerage), 1995 to present; Director of Digital River (e-commerce internet software), 1996 to present; Director of Banner Health Systems, 1991 to present; Chairman of AetherWorks Inc. (computer telephone), 1999-2000 and Director, 1992-2000; Director of Minnegasco, Span Link Communications (software), 1995-2000; Chairman of the Board of Communications Holdings, Inc., 1996-1999; Vice Chairman - Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Eltrax Systems, Inc. (data communications integration), 1993-1999.

Janet L. Yeomans (age 53) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Vice President and Treasurer of the 3M Corporation, 1995 to present; President of 3M Investment Management Corporation since its inception in 1999; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1995; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant, Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended September 30, 2001, each Fund held six Board meetings, two of which were two day meetings. All of the Directors attended at least 75% of those meetings.

Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following three Directors appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Janet L. Yeomans. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held five meetings for each Fund during the twelve months ended September 30, 2001. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit D.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following four Directors appointed by the Board:
Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent; and David K. Downes. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds. Nominations should be received by the date set forth under "Shareholder Proposals" on page 10.

Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $50,000 for serving as a Director for all 33 investment companies within Delaware Investments, plus $3,145 for each set of Board meetings attended (six regular meetings, two of which are two day meetings). Effective January 1, 2001 the annual retainer fee for each Independent Director will increase to $55,000. Walter P. Babich is the current Coordinating Director for the Funds and receives an additional retainer of $8,000 from all 33 investment companies within Delaware Investments. Effective January 1, 2001 the Coordinating Director's additional retainer will be increased to $10,000. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all of the investment companies within Delaware Investments in the aggregate, plus $1,000 for each meeting in excess of five in any calendar year. The chairperson of the Audit Committee receives an annual retainer of $8,000, plus $1,000 for each meeting in excess of five in any calendar year. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $500.

Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the investment companies within Delaware Investments for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Delaware Investments family had retired as of August 31, 2001, he or she would have been entitled to annual payments in the amount of $50,000. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the investment companies within Delaware Investments as a whole during the twelve months ended August 31, 2001.



                    Charles E.     David K.   Walter P.      John H.      John A.     Anthony D.     Ann R.   Thomas F.    Janet L.
Fund Name          Haldeman, Jr.   Downes      Babich       Durham(1)     Fry(2)        Knerr        Leven     Madison     Yeomans
---------          -------------   ------      ------       ---------     ------        -----        -----     -------     -------
Delaware Group
Dividend and
Income Fund, Inc.       None         None      $ 1,395      $ 1,343       $     0      $ 1,405      $ 1,329     $ 1,265     $ 1,252

Delaware Group
Global Dividend
and Income
Fund, Inc.              None         None      $ 1,068      $ 1,088       $     0      $ 1,118      $ 1,035    $   979     $   997

Voyageur Arizona
Municipal Income
Fund, Inc.              None         None      $   950      $   893       $   240      $ 1,010      $   925    $   918     $   903

Voyageur Colorado
Insured Municipal
Income Fund, Inc.       None         None      $ 1,065      $   977       $   272      $ 1,107      $ 1,025    $ 1,014     $   989

Voyageur Florida
Insured Municipal
Income Fund             None         None      $   917      $   870       $   232      $   983      $   897    $   891     $   878

Voyageur Minnesota
Municipal Income
Fund, Inc.              None         None      $   922      $   873       $   233      $   987      $   901    $   895     $   882

Voyageur Minnesota
Municipal Income
Fund II, Inc.           None         None      $ 1,208      $ 1,079       $   307      $ 1,226      $ 1,149    $ 1,133     $ 1,096

Voyageur Minnesota
Municipal Income
Fund III, Inc.          None         None      $   869      $   834       $   218      $   942      $   855    $   851     $   842

Total Compensation
From All Investment
Companies in Delaware
Investments for the
12 Months Ended
August 31, 2001         None         None      $93,156      $78,156       $41,794      $81,988      $83,156    $80,156     $76,677


(1) Prior to May 1, 2000, Mr. Durham was not a member of the Board of Directors of any Voyageur Fund.

(2)  Mr. Fry was appointed to the Board of Directors on January 1, 2001.

Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Charles E. Haldeman, Jr., David K. Downes, William E. Dodge, Jude T. Driscoll, Richard J. Flannery, Richelle S. Maestro and Michael P. Bishof. Exhibit E includes biographical information and the past business experience of such officers, except for Mr. Haldeman and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of Delaware Management Company ("DMC"), the investment manager of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment manager or sub-adviser. The Funds believe that these requirements were met, except that management failed to timely file Form 3s on behalf of Peter Anderson, Damon Andres, Nancy Crouse and Jude T. Driscoll and one Form 4 on behalf of Elizabeth Howell relating to one transaction.

Management's Ownership of the Funds. As of July 31, 2001, the Directors and executive officers as a group owned, in the aggregate, less than 1% of each Fund's outstanding shares.

Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the six Voyageur Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds.

-------------------------------------------------------------------------------------------------------------
                                                  PROPOSAL 1
                                            Election of Directors
-------------------------------------------------------------------------------------------------------------
                                Haldeman, Downes, Babich, Durham,
FUND                            Fry, Knerr, and Leven                   Madison and Yeomans
-------------------------------------------------------------------------------------------------------------
Delaware Group Dividend
and Income Fund, Inc.; Delaware                         Plurality of votes cast.
Group Global Dividend and
Income Fund, Inc.
-------------------------------------------------------------------------------------------------------------
Voyageur Florida Insured        Plurality of votes cast of common       Plurality of votes cast of
Municipal Income Fund           and preferred shares.                   preferred shares.
-------------------------------------------------------------------------------------------------------------
Voyageur Funds (other than      Affirmative vote of the greater of:     Affirmative vote of the greater of:
Voyageur Florida Insured        (1) a majority of common and            (1) a majority of preferred shares
Municipal Income Fund)          preferred shares present in person      present in person or by proxy and
                                or by proxy and entitled to vote at     entitled to vote at the Meeting; or
                                the Meeting; or (2) a majority of       (2) a majority of the minimum
                                the minimum number of common            number of preferred shares entitled
                                and preferred shares entitled to        to vote at the Meeting that would
                                vote at the Meeting that would          constitute a quorum.
                                constitute a quorum.
-------------------------------------------------------------------------------------------------------------

The Board of Directors of each Fund recommends you vote "FOR" the election of each of the nominees.

AUDIT COMMITTEE REPORT

As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Funds' independent auditors, the audited financial statements for the Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards
61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered the fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the last fiscal year.

As noted above, the members of each Fund's Audit Committee are: Ann R. Leven, Thomas F. Madison and Janet L. Yeomans. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the New York and American Stock Exchanges, as applicable, and are not considered to be "interested persons" under the 1940 Act. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. As noted above, a copy of the Audit Committee's charter is included in Attachment D to this proxy statement.

Audit Fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for its last fiscal year are set forth below:

-----------------------------------------------------------------
Fund                                                  Audit Fees
-----------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc.           $30,100
Delaware Group Global Dividend and Income Fund, Inc.    $30,100
Voyageur Arizona Municipal Income Fund, Inc.            $15,850
Voyageur Colorado Insured Municipal Income Fund, Inc.   $23,500
Voyageur Florida Insured Municipal Income Fund          $13,300
Voyageur Minnesota Municipal Income Fund, Inc.          $14,300
Voyageur Minnesota Municipal Income Fund II, Inc.       $25,500
Voyageur Minnesota Municipal Income Fund III, Inc.      $12,350
-----------------------------------------------------------------
Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by Ernst & Young LLP to the Funds, DMC, DIAL and Delaware Service Company, Inc. ("DSC") for the period from December 1, 1999 through March 31, 2001.

All Other Fees. The aggregate fees billed for other services rendered by Ernst & Young LLP to each Fund during its last fiscal year are set forth below:
-----------------------------------------------------------------
Fund                                                  Other Fees
-----------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc.           $15,100
Delaware Group Global Dividend and Income Fund, Inc.    $ 1,500
Voyageur Arizona Municipal Income Fund, Inc.            $ 9,733
Voyageur Colorado Insured Municipal Income Fund, Inc.   $ 9,733
Voyageur Florida Insured Municipal Income Fund          $ 9,733
Voyageur Minnesota Municipal Income Fund, Inc.          $ 9,733
Voyageur Minnesota Municipal Income Fund II, Inc.       $ 9,733
Voyageur Minnesota Municipal Income Fund III, Inc.      $ 9,733
-----------------------------------------------------------------

In addition, the aggregate fees billed for other non-audit services rendered to DMC, DIAL and DSC for the period from May 1, 1999 through April 30, 2000 and for the period from May 1, 2000 through April 30, 2001 were $164,743 and $169,650, respectively.

PROPOSAL TWO:    TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF
                 THE FUND (All Funds except Delaware Group Dividend and Income
                 Fund, Inc., Delaware Group Global Dividend and Income Fund,
                 Inc. and Voyageur Florida Insured Municipal Income Fund)

Fund management has recently implemented a significant initiative to raise Delaware Investments' name recognition, and to bring identification to the retail industry as to the firm's focus on fundamental research as the backbone of its investment process. The initiative to raise name recognition for Delaware Investments in the retail market is comprised of many components, one of which is the adoption of "Delaware Investments" as a common marketing name for the firm's products and services.

In connection with this initiative, management proposes the amendment of the Funds' respective Articles of Incorporation in order to change the Funds' names as set forth below:


------------------------------------------------------------------------------------------------
Current Name                                                Proposed New Name
------------------------------------------------------------------------------------------------
Voyageur Arizona Municipal Income       To      Delaware Investments Arizona Municipal Income
  Fund, Inc.                                      Fund, Inc.
Voyageur Colorado Insured Municipal     To      Delaware Investments Colorado Insured Municipal
  Income Fund, Inc.                               Income Fund, Inc.
Voyageur Minnesota Municipal Income     To      Delaware Investments Minnesota Municipal
  Fund, Inc.                                      Income Fund, Inc.
Voyageur Minnesota Municipal Income     To      Delaware Investments Minnesota Municipal Income
  Fund II, Inc.                                   Fund II, Inc.
Voyageur Minnesota Municipal Income     To      Delaware Investments Minnesota Municipal Income
  Fund III, Inc.                                  Fund III, Inc.
------------------------------------------------------------------------------------------------

Management believes that by linking the Funds more closely with the adviser and the Delaware Investments family of funds, the proposed new names will increase the Funds' following in the marketplace which, in turn, may provide support for each Fund's secondary market share price and enhance shareholder value.

If approved by a Fund's shareholders, management intends to file an amendment to the Fund's Articles of Incorporation and to take all other action necessary to change the name of the Fund as soon as practicable following the Meeting. If the shareholders of any Fund do not approve this proposal, the Fund will continue its operations under its current name.

Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the amendment of each Fund's Articles of Incorporation to change its corporate name requires an affirmative vote of the greater of: (1) a majority of common and preferred shares present in person or by proxy and entitled to vote at the Meeting; or (2) a majority of the minimum number of common and preferred shares entitled to vote at the Meeting that would constitute a quorum.

The Board of Directors of each Fund recommends that you vote "FOR" the proposal to amend the Articles of Incorporation to change the name of the Fund.

OTHER INFORMATION

Investment Manager. Delaware Management Company (a series of Delaware Management Business Trust), One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

Administrator. Delaware Service Company, Inc., 1818 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

Independent Auditors. Ernst & Young LLP serves as the Funds' independent auditors. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2002, shareholder proposals to be included in the Funds' Proxy Statement for that meeting must be received no later than June 4, 2002. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to August 18, 2002.

Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of this Proxy Statement.

                                    EXHIBIT A
           OUTSTANDING SHARES AS OF RECORD DATE (SEPTEMBER 13, 2001)

Delaware Group Dividend and Income Fund, Inc.                    12,876,300
Delaware Group Global Dividend and Income Fund, Inc.              5,985,582
Voyageur Arizona Municipal Income Fund, Inc.                      2,982,700
     Common Stock                    2,982,200
     Preferred Stock                       500
Voyageur Colorado Insured Municipal Income Fund, Inc.             4,837,900
     Common Stock                    4,837,100
     Preferred Stock                       800
Voyageur Florida Insured Municipal Income Fund                    2,422,600
     Common Shares                   2,422,200
     Preferred Shares                      400
Voyageur Minnesota Municipal Income Fund, Inc.                    2,595,100
     Common Stock                    2,594,700
     Preferred Stock                       400
Voyageur Minnesota Municipal Income Fund II, Inc.                 7,253,400
     Common Stock                    7,252,200
     Preferred Stock                     1,200
Voyageur Minnesota Municipal Income Fund III, Inc.                1,837,500
     Common Stock                    1,837,200
     Preferred Stock                       300

                                    EXHIBIT B
                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND


The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of September 13, 2001. Management does not have knowledge of beneficial owners.


                                                                                          Percent of
Fund                                 Name and Address          Number of Shares        Outstanding Shares
----                                 ----------------          ----------------        ------------------
Delaware Group Dividend              Cede & Co.
     and Income Fund, Inc.           P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10004          12,655,995         98.29% of Fund

Delaware Group Global                Cede & Co.
     Dividend and Income Fund, Inc.  P.O. Box 20
                                     Bowling Green Station
                                     New York, NY 10004           5,812,638         97.11% of Fund

Voyageur Arizona                     Cede & Co.
     Municipal Income Fund, Inc.     P.O. Box 20
     Common Stock                    Bowling Green Station
                                     New York, NY 10004           2,864,101         96.02% of Fund

Voyageur Arizona                     Salomon Smith Barney, Inc.
     Municipal Income Fund, Inc.     333 West 34th Street               200         40.00% of Preferred Stock
     Preferred Stock                 New York, NY 10001                             .007% of Fund
     Series A
                                     HSBC Bank USA - Buffalo
                                     One HSBC Center
                                     17th Floor                          44         8.80% of Preferred Stock
                                     Buffalo, NY 14203                              .001% of Fund

Voyageur Arizona                     Salomon Smith Barney, Inc.
     Municipal Income Fund, Inc.     Attn: Pat Haller
     Preferred Stock                 333 West 34th Street               250         50.00% of Preferred Stock
     Series B                        New York, NY 10001                             .008% of Fund

Voyageur Colorado Insured            Cede & Co.
     Municipal Income Fund, Inc.     P.O. Box 20
     Common Stock                    Bowling Green Station
                                     New York, NY 10004           4,475,966         92.52% of Fund

Voyageur Colorado Insured            Merrill Lynch, Pierce, Fenner
     Municipal Income Fund, Inc.     & Smith Safekeeping
     Preferred Stock                 4 Corporate Place
     Series A                        Corporate Park 287                 240         30% of Preferred Stock
                                     Piscataway, NJ 08855                           .005% of Fund

                                     Salomon Smith Barney, Inc.
                                     333 West 34th Street               155         19.37% of Preferred Stock
                                     New York, NY 10001                             .003% of Fund

Voyageur Colorado Insured            Merrill Lynch, Pierce, Fenner
     Municipal Income Fund, Inc.     & Smith Safekeeping
     Preferred Stock                 4 Corporate Place
     Series B                        Corporate Park 287                 189         23.62% of Preferred Stock
                                     Piscataway, NJ 08855                           .004 of Fund

                                     Salomon Smith Barney, Inc.
                                     333 West 34th Street               188         23.50% of Preferred Stock
                                     New York, NY 10001                             .004% of Fund

Voyageur Florida Insured             Cede & Co.
     Municipal Income Fund           P.O. Box 20
     Common Shares                   Bowling Green Station
                                     New York, NY 10004           2,211,289         91.28% of Fund



                                                                                                Percent of
Fund                                  Name and Address              Number of Shares        Outstanding Shares
----                                  ----------------              ----------------        ------------------
Voyageur Florida Insured              Salomon Smith Barney, Inc.
     Municipal Income Fund            333 West 34th Street               148             37.00% of Preferred Stock
     Preferred Shares                 New York, NY 10001                                 .006% of Fund
     Series A

                                      UBS Paine Webber Inc.
                                      1000 Harbor Boulevard               52             13.00% of Preferred Stock
                                      Weehawken, NJ 07087                                .002% of Fund

Voyageur Florida Insured              Salomon Smith Barney, Inc.
     Municipal Income Fund            333 West 34th Street               157             39.25% of Preferred Stock
     Preferred Shares                 New York, NY 10001                                 .006% of Fund
     Series B

                                      UBS Paine Webber Inc.
                                      1000 Harbor Boulevard               43             10.75% of Preferred Stock
                                      Weehawken, NJ 07087                                .002% of Fund

Voyageur Minnesota                    Cede & Co.
     Municipal Income Fund, Inc.      P.O. Box 20
     Common Stock                     Bowling Green Station
                                      New York, NY 10004           2,248,201             86.63% of Fund

Voyageur Minnesota                    Salomon Smith Barney, Inc.
     Municipal Income Fund, Inc.      333 West 34th Street               399             99.75% of Preferred Stock
     Preferred Stock                  New York, NY 10001                                 .015% of Fund

Voyageur Minnesota                    Cede & Co.
     Municipal Income Fund II, Inc.   P.O. Box 20
     Common Stock                     Bowling Green Station
                                      New York, NY 10004           6,515,517             89.83% of Fund

Voyageur Minnesota                    UBS Paine Webber Inc.
     Municipal Income Fund II, Inc.   1000 Harbor Blvd.                  330             27.50% of Preferred Stock
     Preferred Stock                  Weehawken, NJ 07087                                .004% of Fund
     Series A

                                      Salomon Smith Barney, Inc.
                                      333 West 34th Street               256             21.33% of Preferred Stock
                                      New York, NY 10001                                 .003% of Fund

Voyageur Minnesota                    Salomon Smith Barney, Inc.
     Municipal Income Fund II, Inc.   333 West 34th Street               483             40.25% of Preferred Stock
     Preferred Stock                  New York, NY 10001                                 .007% of Fund
     Series B

                                      Boston Safe Deposit and
                                      Trust Company
                                      c/o Mellon Bank, N.A.
                                      Three Mellon Bank Center           100             8.33% of Preferred Stock
                                      Pittsburgh, PA 15259                               .001% of Fund

Voyageur Minnesota                    Cede & Co.
     Municipal Income Fund III, Inc.  P.O. Box 20
     Common Stock                     Bowling Green Station
                                      New York, NY 10004           1,660,786             90.38% of Fund

Voyageur Minnesota Municipal          Salomon Smith Barney, Inc.
     Income Fund III, Inc.            333 West 34th Street               300             100% of Preferred Stock
     Preferred Stock                  New York, NY 10001                                 .016% of Fund


                                    EXHIBIT C

               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE

                          Charles E.    David K.  Walter P.   John H.   John A.   Anthony D.   Ann R.    Thomas F.   Janet L.
Fund Name              Haldeman, Jr.(1)  Downes    Babich    Durham(2)   Fry(3)     Knerr      Leven      Madison    Yeomans
---------              ----------------  ------    ------    ---------   ------     -----      -----      -------    -------
Delaware Group
     Dividend and
     Income Fund, Inc.       2001         1999      1993       1993       2001       1993       1993        1997       1999

Delaware Group
     Global Dividend
     and Income
     Fund, Inc.              2001         1999      1993       1993       2001       1993       1993        1997       1999

Voyageur Arizona
     Municipal Income
     Fund, Inc.              2001         1999      1997       2000       2001       1997       1997        1994       1999

Voyageur Colorado
     Insured Municipal
     Income Fund, Inc.       2001         1999      1997       2000       2001       1997       1997        1994       1999

Voyageur Florida
     Insured Municipal
     Income Fund             2001         1999      1997       2000       2001       1997       1997        1994       1999

Voyageur Minnesota
     Municipal Income
     Fund, Inc.              2001         1999      1997       2000       2001       1997       1997        1994       1999

Voyageur Minnesota
     Municipal Income
     Fund II, Inc.           2001         1999      1997       2000       2001       1997       1997        1994       1999

Voyageur Minnesota
     Municipal Income
     Fund III, Inc.          2001         1999      1997       2000       2001       1997       1997        1994       1999

(1) Mr. Haldeman was appointed to the Boards of Trustees/Directors of most of the investment companies within Delaware Investments on January 9, 2001.

(2) Mr. Durham was reappointed to the Boards of Directors of 19 of the investment companies within Delaware Investments on April 16, 1998. He was appointed to the Boards of Directors of the Voyageur Funds as of May 1, 2000.

(3) Mr. Fry was appointed to the Boards of Trustees/Directors of most of the investment companies within Delaware Investments on January 1, 2001.

                                   EXHIBIT D

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

                            AUDIT COMMITTEE CHARTER

1. Committee Composition. The Audit Committee shall be composed of not less than three qualified and Independent (as defined and described in Attachment A hereto) Directors/Trustees selected by the Board, one of whom shall be designated as Chairperson. Each member of the Committee shall serve for three years or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

2. Purposes. The purposes of the Audit Committee are:

(a) to monitor the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b) to monitor the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

(c) to act as a liaison between the Fund's independent auditors and the full Board of Directors/Trustees; and

(d) to monitor the Fund's safeguards with respect to both inflow and outflow of funds, Y2K compliance and the integrity of computer systems.

The outside auditor for the Fund is ultimately accountable to the Board of Directors/Trustees and Audit Committee of the Fund. The Audit Committee and Board of Directors/Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to recommend the selection, retention or termination of external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Fund, the Investment Manager or their affiliates, which shall include specific representations as to their objectivity and independence;

(b) to meet with the Fund's external auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
     (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

(d) to review the fees charged by the auditors for audit and non-audit services; and

(e) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. Meetings. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund and with internal auditors for the Investment Manager.

5. Resources. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

6. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                  ATTACHMENT A
                                       to
                            AUDIT COMMITTEE CHARTER
                                       of
                              DELAWARE INVESTMENTS
                                FAMILY OF FUNDS

1. Independent Defined. To qualify as "Independent" for these purposes, Directors/Trustees may have no relationship to the Fund, the Investment Manager or their affiliates that may interfere with the exercise of their independence from management and the Funds, must be "Independent Directors" within the meaning of Section 121A of the listing standards of the American Stock Exchange and may not be "interested persons" as defined in the Investment Company Act of 1940.

2. Membership Qualifications. In addition to the definition of Independent provided in paragraph 1 above, the following restrictions shall apply to every Audit Committee member:

(a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

(b) Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund, the Investment Manager or any of their affiliates may not serve on the Audit Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Investment Manager or their affiliates, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor of the Fund, the Investment Manager or their affiliates.

(c) Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, the Investment Manager or their affiliates, to the director and, if applicable, to the organization with which the Director/Trustee is affiliated.

     "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

(d) Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of a corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

(e) Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund, the Investment Manager or any of their affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

(f) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(b) and 2(e) hereof, one Director/Trustee who is no longer an employee or who is an Immediate Family member of a former executive officer of the Fund, the Investment Manager or their affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Fund's Board of Directors/Trustees determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

3. Definitions.

     "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

     "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund should provide the New York Stock Exchange Written Affirmation in the form attached hereto regarding:

(a) Any determination that the Company's Board of Directors/Trustees has made regarding the independence of Director/Trustees pursuant to any of the subparagraphs above;

(b)  The financial literacy of the Audit Committee members;

(c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and

(d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                   EXHIBIT E

                        EXECUTIVE OFFICERS OF THE FUNDS

William E. Dodge (age 51) Executive Vice President/Chief Investment Officer, Equity of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Business Trust and Delaware Capital Management, Inc.; President/Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director/Executive Vice President, Equity of Vantage Global Advisors, Inc. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

Jude T. Driscoll (age 37) Executive Vice President/Head of Fixed-Income of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management from June, 1998 to August, 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets, 1996-1998; Vice President of Goldman Sachs, 1991-1995; and Assistant Vice President of Conseco Capital Management, 1989-1990.

Richard J. Flannery (age 43) Executive Vice President/General Counsel/Chief Administrative Officer of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust) and Founders CBO Corporation; Executive Vice President/General Counsel/Chief Administrative Officer/Director of DMH Corp. Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware General Management, Inc.; President/Chief Executive Officer/Director of Delaware Distributors, Inc.; President/Chief Executive Officer of Delaware Distributors, L.P.; Executive Vice President/General Counsel/Chief Administrative Officer/Trustee of Delaware Management Business Trust; Director of Delaware International Advisers Ltd.; and Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

Richelle S. Maestro (age 42) Senior Vice President/Deputy General Counsel/Secretary of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc. DIAL Holding Company, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware International Holdings, Ltd., Founders Holdings, Inc., and Delaware General Management, Inc.; Senior Vice President/General Counsel/Secretary of Delaware Distributors,

L.P., and Delaware Distributors, Inc.; Secretary of Founders CBO Corporation and Lincoln National Investments Companies, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

Michael P. Bishof (age 38) Senior Vice President/Treasurer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company, Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P., Founders Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation; Treasurer of Lincoln National Income Fund, Inc. and Lincoln National Convertible Securities Fund, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                       This page intentionally left blank

--------------------------------------------
DELAWARE GROUP DIVIDEND AND
     INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND
     AND INCOME FUND, INC.
VOYAGEUR ARIZONA MUNICIPAL
     INCOME FUND, INC.
VOYAGEUR COLORADO INSURED
     MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED
     MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL
     INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL
     INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL
     INCOME FUND III, INC.
--------------------------------------------

--------------------------------------------

--------------------------------------------




PROXY STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
--------------------------------------------
NOVEMBER 1, 2001








Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PX-DECE[--]BUR 10/01

                              DELAWARE INVESTMENTS
                               1818 MARKET STREET
                             PHILADELPHIA, PA 19103






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania, on November 1, 2001 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
                                                                                Please vote by checking (Check Mark) the appropriate
                                                                                boxes below.

                                                                                       FOR         WITHHOLD        FOR ALL
1. To elect the following nominees as Directors of the Fund                            ALL           ALL           EXCEPT
                                                                                       [ ]           [ ]             [ ]
  01)  CHARLES E. HALDEMAN, JR.  04)  JOHN H. DURHAM     07) ANN R. LEVEN
  02)  DAVID K. DOWNES           05)  JOHN A. FRY        08) THOMAS F. MADISON
  03)  WALTER P. BABICH          06)  ANTHONY D. KNERR   09) JANET L. YEOMANS

--------------------------------------------------------------------------------

If you checked "For All Except," write the withheld nominee's number on the line above.


                                                                                THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.
                                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED
                                                                                AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS
                                                                                INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH
                                                                                JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS
                                                                                SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER
                                                                                REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                                                                DATE                                          , 2001
                                                                                    ------------------------------------------


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)